Federated Hermes Fund for U.S. Government Securities
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER FUSGX)
CLASS C SHARES (TICKER FUSCX)
INSTITUTIONAL SHARES (TICKER FCBRX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2025
Todd Abraham, CFA, will retire on April 3, 2026. Effective upon his retirement, Mr. Abraham will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 3, 2026, please remove all references to Mr. Abraham. The other members of the management team will continue to manage the Fund.
November 5, 2025

Federated Hermes Fund for U.S. Government Securities
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457150 (11/25)
© 2025 Federated Hermes, Inc.

Federated Hermes Floating Rate Strategic Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER FRSAX)
INSTITUTIONAL SHARES (TICKER FFRSX)
CLASS R6 SHARES (TICKER FFRLX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2025
B. Anthony Delserone Jr., CFA, will retire on April 1, 2026. Effective upon his retirement, Mr. Delserone will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 1, 2026, please remove all references to Mr. Delserone.
Todd A. Abraham, CFA, will retire on April 3, 2026. Effective upon his retirement, Mr. Abraham will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 3, 2026, please remove all references to Mr. Abraham.
The other members of the management team will continue to manage the Fund.
November 5, 2025

Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457140 (11/25)
© 2025 Federated Hermes, Inc.

Federated Hermes Inflation Protected Securities Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER RRFAX)
CLASS C SHARES (TICKER RRFCX)
INSTITUTIONAL SHARES (TICKER RRFIX)
CLASS R6 SHARES (TICKER FIPRX)

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2024
Todd Abraham, CFA, will retire on April 3, 2026. Effective upon his retirement, Mr. Abraham will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 3, 2026, please remove all references to Mr. Abraham.
J. Andrew Kirschler will continue as portfolio manager of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective December 31, 2025, Liam O’Connell, CFA, will serve as a portfolio manager of the Fund.
1. Under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please add the following for Mr. O’Connell:
“Liam O’Connell, CFA, Portfolio Manager, has been the Fund’s portfolio manager since December of 2025.”
2. In the section entitled “Portfolio Management Information,” please add the following for Mr. O’Connell:
“Liam O’Connell
Liam O’Connell, CFA, Portfolio Manager, has been the Fund’s portfolio manager since December of 2025.
Mr. O’Connell is responsible for providing research and advice on sector allocation and security selection. He has been with the Adviser or an affiliate since 2003; has worked in investment management since 2003; has managed investment portfolios since 2005. Education: B.S.,Webb Institute of Naval Architecture; M.S, Johns Hopkins University; M.B.A., Massachusetts Institute of Technology.”
3. In the Statement of Additional Information, under the heading entitled “Who Manages and Provides Services to the Fund?,” please add the following for Mr. O’Connell:
“The following information about the Fund’s portfolio manager is provided as of September 30, 2025.
Liam O’Connell, Portfolio Manager
Types of Accounts Managed by Liam O’Connell	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	10/$7.8 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	1/$76.3 million
*
 None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Liam O’Connell is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on other accounts managed by the portfolio manager. IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the other accounts’ designated peer groups. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. O’Connell is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the other accounts or activities for which Mr. O’Connell is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. O’Connell serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant. Additionally, a portion of Mr. O’Connell’s IPP score is based on the performance for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. O’Connell was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.”
November 5, 2025

Federated Hermes Inflation Protected Securities Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457134 (11/25)
© 2025 Federated Hermes, Inc.